General Money

Market Fund, Inc.

SEMIANNUAL REPORT May 31, 2002


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                General Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General Money Market Fund, Inc., covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. It is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. Although you may be worried about the challenges presented for growth or income under current market conditions, we encourage you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did General Money Market Fund, Inc. perform during the period?

For the six-month period ended May 31, 2002, the fund's Class A, Class B and Class X shares produced annualized yields of 1.62% , 1.40% and 1.35% , respectively. Taking into account the effects of compounding, the fund's Class A, Class B and Class X shares produced annualized effective yields of 1.63%, 1.41% and 1.36%, respectively.(1)

We attribute the fund's performance to the Federal Reserve Board's (the "Fed") interest-rate reductions early in the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. government or its agencies, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

When the reporting period began, the economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. The Fed reacted quickly and decisively, further reducing the benchmark federal funds rate in an effort to rekindle economic growth. The Fed' s announcement of a 0.50 percentage-point rate cut in November, just before the reporting period began, cited "heightened uncertainty and concerns about a deterioration in business conditions both here and abroad." This was followed by a 0.25 percentage- The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

point cut at the Fed's December meeting, despite early signs that the rate of economic deterioration had slowed. The December cut brought the federal funds rate to 1.75%, its lowest level in 40 years.

It was later estimated that the U.S. economy grew at a 1.40% annual rate during the fourth quarter of 2001, driven primarily by consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at 1.75% at its January 2002 meeting. As positive economic data accumulated in February, including reports of increased manufacturing activity and strong consumer spending, many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. In our view, this pronouncement signaled that the Fed' s aggressive rate-cutting campaign was complete. Although many fixed-income investors reacted as if rate hikes were imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

Although the U.S. economy grew at a robust 5.80% annualized rate during the first quarter of 2002, the economic recovery became more sluggish in April and May. Jobless claims increased, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate, and consumer sentiment dropped. Indeed, the Fed chose not to raise interest rates during its May meeting, saying that the degree of strengthening in final demand over coming quarters, an essential element in sustained economic expansion, was
still    uncertain.


What is the fund's current strategy?

As we have for some time now, we have generally maintained the fund's weighted average maturity at a point that is longer than that of its peer group average. This strategy is designed to capture prevailing yields and maintain them for as long as we deem practical. Accordingly, we have continued to focus primarily on money market instruments in the three- to six-month maturity range. However, we have also purchased securities with maturities of up to 12 months whenever attractive values became available.

As of May 31, economic data continued to suggest that the U.S. economy was expanding at a modest but uneven pace and that the second quarter's growth rate would be less robust than the first quarter's. Retail sales growth was slower in May than in April, industrial production was weaker than expected and consumer sentiment was down sharply. In the face of weaker second quarter growth and faltering consumer spending, we currently believe that the Fed is unlikely to raise interest rates until later this year at the earliest. As always, we are monitoring the economy closely, and we may look to change our strategies as economic and market conditions develop.

June 17, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B AND CLASS X SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B AND CLASS X YIELDS WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2002 (Unaudited)

                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--43.4%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services (Yankee)

   2.00%--2.37%, 11/8/2002--12/31/2002                                                      250,000,000              249,961,859

Abbey National PLC (Yankee)

   1.81%, 3/28/2003                                                                         100,000,000  (a)          99,954,638

Alliance & Leicester PLC (London)

   1.85%--2.17%, 6/11/2002--9/23/2002                                                       200,000,000              200,000,276

Banca Intesa Spa (London)

   1.89%--2.16%, 7/31/2002--9/23/2002                                                       200,000,000              200,003,957

Bank of Scotland (Yankee)

   2.57%, 7/1/2003                                                                          100,000,000               99,978,867

Barclays Bank PLC (Yankee)

   1.80%, 9/13/2002                                                                         125,000,000  (a)         124,996,438

Bayerische Hypo-und Vereinsbank AG (Yankee)

   1.90%--4.24%, 6/19/2002--7/19/2002                                                       150,000,000              149,999,881

Bayerische Landesbank Girozentrale (Yankee)

   1.80%, 3/26/2003                                                                         100,000,000  (a)          99,950,728

BNP Paribas (London)

   1.91%--2.05%, 6/25/2002--10/24/2002                                                      100,000,000              100,000,298

Canadian Imperial Bank of Commerce (Yankee)

   2.43%, 11/25/2002                                                                         75,000,000               74,999,823

Commerzbank NY (Yankee)

   1.81%--1.83%, 6/28/2002--7/19/2002                                                       200,000,000  (a)         199,997,310

Commerzbank NY (Yankee)

   2.19%, 10/11/2002                                                                        150,000,000              150,001,360

Credit Agricole Indosuez S.A. (Yankee)

   2.22%-2.31%, 2/10/2003-2/20/2003                                                         300,000,000              299,972,426

Credit Suisse First Boston (London)

   2.00%, 8/30/2002                                                                         100,000,000              100,008,150

Danske Bank A/S (Yankee)

   2.33%, 1/6/2003                                                                           25,000,000               25,002,971

Harris Trust & Savings Bank

   2.43%, 10/10/2002                                                                         25,000,000               24,999,112

Norddeutsche Landesbank Girozentrale (London)

   1.90%, 6/24/2002                                                                         100,000,000              100,000,000

Nordea Bank Finland PLC (London)

   2.12%, 10/21/2002                                                                        100,000,000              100,003,902

Nordea Bank Finland PLC (Yankee)

   2.47%, 12/27/2002                                                                         50,000,000               49,991,518

Svenska Handelsbanken (London)

   2.20%, 11/18/2002                                                                         50,000,000               50,002,309


                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Svenska Handelsbanken (Yankee)

   3.59%, 8/13/2002                                                                          50,000,000               50,004,367

Swedbank (Yankee)

   2.47%, 10/17/2002                                                                         50,000,000               50,000,935

Toronto-Dominion Bank (Yankee)

   2.56%, 7/1/2003                                                                          100,000,000               99,989,433

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                         50,000,000  (a)          50,000,000

Westdeutsche Landesbank Girozentrale (London)

   2.12%, 10/21/2002                                                                        100,000,000              100,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   2.60%-3.80%, 7/25/2002--9/27/2002                                                        170,000,000              170,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $3,019,820,558)                                                                                           3,019,820,558
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--20.5%
------------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC

   2.05%, 10/24/2002                                                                         50,000,000               49,591,181

Amstel Funding Corp.

   1.98%, 8/9/2002                                                                          100,000,000  (b)          99,624,333

Bank of Ireland Financial Inc.

   2.06%, 10/22/2002                                                                        100,000,000               99,189,667

General Electric Capital Corp.

   2.15%, 9/9/2002                                                                          125,000,000              124,260,417

Greyhawk Funding LLC

   2.17%, 9/13/2002                                                                          95,000,000  (b)          94,409,944

Internationale Nederlanden (U.S.) Funding Corp.
   1.95%, 8/12/2002--8/19/2002                                                              100,000,000               99,595,236

Morgan Stanley Group PLC

   1.91%, 6/21/2002                                                                         200,000,000              199,788,889

PB Finance (DE) Inc

   1.91%--2.05%, 6/18/2002--12/6/2002                                                       250,000,000              248,323,244

Pennine Funding LLC

   2.15%, 10/8/2002                                                                          53,000,000  (b)          52,595,478

Preferred Receivables Funding Corp.

   1.91%, 6/10/2002                                                                          57,002,000               56,974,924

Societe Generale N.A. Inc.

   2.11%, 12/19/2002                                                                         50,000,000               49,419,333

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Stadshypotek Delaware Inc.

   1.90%, 6/24/2002                                                                         100,000,000               99,879,250

UBS Finance Delaware LLC

   1.81%, 6/3/2002                                                                          150,000,000              149,984,917

TOTAL COMMERCIAL PAPER

   (cost $1,423,636,813)                                                                                           1,423,636,813
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--23.8%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   4.10%, 6/12/2002                                                                          20,000,000  (b)          19,999,970

Beta Finance Inc.

   1.86%, 6/17/2002                                                                         200,000,000  (a,b)       200,000,000

Canadian Imperial Bank of Commerce

   1.81%, 4/28/2003                                                                         200,000,000  (a)         199,909,016

CC (USA) Inc.

   4.11%, 6/13/2002                                                                         100,000,000  (b)         100,000,000

CC (USA) Inc.

   1.86%, 6/24/2002                                                                         150,000,000  (a,b)       150,000,000

K2 USA LLC

   4.01%, 7/15/2002                                                                          92,000,000  (b)          92,000,000

K2 USA LLC

   1.82%--1.87%, 7/15/2002--4/15/2003                                                       255,000,000  (a,b)       255,000,000

Merrill Lynch & Co. Inc.

   4.21%, 6/5/2002                                                                           50,000,000               50,000,000

Merrill Lynch & Co. Inc.

   1.82%, 3/6/2003                                                                          100,000,000  (a)         100,000,000

Paradigm Funding LLC

   1.81%, 10/11/2002--10/29/2002                                                            250,000,000  (a,b)       250,000,000

Sigma Finance Inc.

   2.40%--4.14%, 6/4/2002--1/13/2003                                                        140,000,000  (b)         139,998,619

Sigma Finance Inc.

   1.84%--1.86%, 10/21/2002--6/2/2003                                                       100,000,000  (a,b)        99,999,025

TOTAL CORPORATE NOTES

   (cost $1,656,906,630)                                                                                           1,656,906,630
------------------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--3.4%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.10%--2.26%, 8/29/2002--11/12/2002

   (cost $240,000,000)                                                                      240,000,000  (c)         240,000,000


                                                                                              Principal

SHORT-TERM BANK NOTES--8.2%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   3.60%, 9/23/2002                                                                          50,000,000               50,000,000

Bayerische Hypo-und Vereinsbank AG

   1.82%, 11/5/2002                                                                          50,000,000  (a)          49,997,849

Key Bank N.A.

   1.83%, 8/15/2002                                                                         100,000,000  (a)          99,995,890

National City Bank

   1.82%, 8/16/2002                                                                          50,000,000  (a)          49,997,918

Standard Federal Bank

   2.02%, 8/5/2002                                                                          150,000,000              150,002,690

U.S. Bank N.A. Minneapolis

   1.79%, 11/12/2002                                                                        170,000,000  (a)         170,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $569,994,347)                                                                                               569,994,347
------------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS--3.1%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank (Grand Cayman)

   1.72%, 6/3/2002                                                                           64,303,000               64,303,000

Societe Generale (Grand Cayman)

   1.81%, 6/3/2002                                                                          100,000,000              100,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.78%, 6/3/2002                                                                           50,000,000               50,000,000

TOTAL TIME DEPOSITS

   (cost $214,303,000)                                                                                               214,303,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,124,661,348)                                                           102.4%           7,124,661,348

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.4%)           (165,266,712)

NET ASSETS                                                                                        100.0%           6,959,394,636

(A)  VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002,
     THESE SECURITIES AMOUNTED TO $1,553,627,369 OR 22.3% OF NET ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  1/31/2002  TO  5/15/2002  AT  A  COST  OF
     $240,000,000.  AT MAY 31, 2002, THE AGGREGATE VALUE OF THESE SECURITIES WAS
     $240,000,000,  REPRESENTING  3.4% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        7,124,661,348  7,124,661,348

Interest receivable                                                  41,995,451

Prepaid expenses                                                        218,613

                                                                  7,166,875,412
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         5,645,149

Cash overdraft due to Custodian                                       1,574,007

Payable for investment securities purchased                         199,968,299

Accrued expenses                                                        293,321
--------------------------------------------------------------------------------
                                                                    207,480,776

NET ASSETS ($)                                                    6,959,394,636
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   6,959,598,052

Accumulated net realized gain (loss) on investments                    (203,416)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,959,394,636

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

                                                                           Class A             Class B             Class X
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                       1,586,957,292       5,372,259,413             177,931

Shares Outstanding                                                   1,587,037,765       5,372,382,347             177,940
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                 1.00                1.00                1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     80,121,445

EXPENSES:

Management fee--Note 2(a)                                           16,761,293

Shareholder servicing costs--Note 2(c)                               8,275,431

Distribution fees and prospectus--Note 2(b)                          6,719,446

Registration fees                                                      246,334

Custodian fees                                                         127,128

Directors' fees and expenses--Note 2(d)                                 87,731

Prospectus and shareholders' reports                                    26,643

Professional fees                                                       20,913

Miscellaneous                                                           30,157

TOTAL EXPENSES                                                      32,295,076

Less--reduction in shareholder servicing costs

  due to undertaking--Note 2(c)                                       (503,263)

NET EXPENSES                                                        31,791,813

INVESTMENT INCOME--NET                                              48,329,632
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (79,218)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                48,250,414

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                             May 31, 2002            Year Ended

                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         48,329,632           204,729,400

Net realized gain (loss) on investments           (79,218)                2,580

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   48,250,414           204,731,980
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A Shares                                (12,011,671)          (46,411,850)

Class B Shares                                (36,316,408)         (158,305,777)

Class X Shares                                     (1,553)              (11,773)

TOTAL DIVIDENDS                               (48,329,632)         (204,729,400)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A Shares                              4,347,970,853         8,190,518,243

Class B Shares                              7,504,605,734        12,199,985,910

Class X Shares                                      2,330               743,713

Dividends reinvested:

Class A Shares                                 11,603,324            45,288,857

Class B Shares                                 31,542,772           147,018,472

Class X Shares                                        983                 3,584

Cost of shares redeemed:

Class A Shares                            (4,152,357,153)        (7,838,734,853)

Class B Shares                            (6,877,645,983)       (10,971,472,146)

Class X Shares                                  (116,657)              (934,144)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS           865,606,203          1,772,417,636

TOTAL INCREASE (DECREASE) IN NET ASSETS      865,526,985          1,772,420,216
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         6,093,867,651         4,321,447,435

END OF PERIOD                               6,959,394,636         6,093,867,651

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following  tables  describe  the  performance  for each share class for the fiscal  periods  indicated.  All  information  reflects  financial results for a single fund share. Total return shows how much your investment in the fund would have  increased  (or  decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's
financial    statements.

                                          Six Months                                                     Ten Months
                                               Ended                                                         Ended       Year Ended
                                        May 31, 2002                Year Ended November 30,             November 30,     January 31,
                                                        -------------------------------------------

Class A Shares                            (Unaudited)        2001       2000        1999       1998            1997(a)         1997
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):

Net asset value,
   beginning of period                          1.00         1.00       1.00        1.00       1.00            1.00            1.00

Investment Operations:

Investment income--net                          .008         .041       .056        .044       .049            .041            .047

Distributions:

Dividends from investment
   income--net                                 (.008)       (.041)     (.056)      (.044)     (.049)          (.041)          (.047)

Net asset value, end of period                  1.00         1.00       1.00        1.00       1.00            1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                                1.62(b)      4.21       5.77        4.53       4.98            4.99(b)         4.81
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to
   average net assets                            .77(b)       .79        .78         .78        .77             .88(b)          .84

Ratio of net investment income
   to average net assets                        1.61(b)      4.03       5.64        4.44       4.88            4.89(b)         4.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x 1,000)       1,586,957    1,379,758    982,685     863,981    835,706            903,31       764,119

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months                                                      Ten Months
                                              Ended                                                           Ended     Year Ended
                                       May 31, 2002                    Year Ended November 30,           November 30,    January 31,
                                                      ------------------------------------------------

Class B Shares                         (Unaudited)         2001        2000          1999         1998            1997(a)    1997
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):

Net asset value,
   beginning of period                       1.00          1.00        1.00         1.00          1.00            1.00       1.00

Investment Operations:

Investment income--net                       .007          .039        .054         .042          .047            .039       .046

Distributions:

Dividends from investment
   income--net                              (.007)        (.039)      (.054)       (.042)        (.047)          (.039)     (.046)

Net asset value, end of period               1.00          1.00        1.00         1.00          1.00            1.00       1.00
------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                             1.40(b)       3.98        5.53         4.32          4.78            4.83(b)    4.65
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets      1.00(b)       1.00        1.00         1.00          1.00            1.00(b)    1.00

Ratio of net investment income
   to average net assets                     1.39(b)       3.81        5.41         4.24          4.66            4.78(b)    4.56

Decrease reflected in above expense
  ratios due to undertakings by
   The Dreyfus Corporation                    .02(b)        .03         .02          .03           .06             .05(b)     .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x 1,000)    5,372,259     4,713,819   3,338,285    3,056,844     2,427,332       1,231,132    369,205

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                Six Months Ended

                                                                    May 31, 2002                 Year Ended November 30,
                                                                                       ---------------------------------------------

Class X Shares                                                        (Unaudited)         2001          2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):

Net asset value, beginning of period                                        1.00          1.00          1.00         1.00

Investment Operations:

Investment income--net                                                      .007          .039          .054         .021

Distributions:

Dividends from investment income--net                                      (.007)        (.039)        (.054)       (.021)

Net asset value, end of period                                              1.00          1.00          1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                                                            1.36(b)       3.94          5.49         4.33(b)
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets                                     1.05(b)       1.05          1.05         1.05(b)

Ratio of net investment income
   to average net assets                                                    1.37(b)       4.03          5.43         4.01(b)

Decrease reflected in above expense ratios
  due to undertakings by
   The Dreyfus Corporation                                                   .17(b)        .13           .06          .25(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x 1,000)                                         178           291           478          554

(A) FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 25.5 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (15 billion shares authorized), Class B (10 billion shares authorized) and Class X (500 million shares authorized). Class A, Class B and Class X shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class A, Class B and Class X shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $124,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $66,000 of the carryover expires in fiscal 2005, $16,000 expires in fiscal 2007 and $42,000 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2001 was all ordinary income. The tax character of current year distributions will be determined at the end of the fiscal year.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of
taxes,    brokerage    fees,

interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class A shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and implementing and operating the Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class A. In addition, Class A shares pay the Distributor for distributing their shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to Class A shares at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class A. The Distributor may pay one or more Service Agents a fee in respect of Class A shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, the Manager will be permitted to act as a Service Agent in respect of such fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the period ended May 31, 2002, Class A shares were charged $1,491,735 pursuant to the Plan.

Under the Distribution Plan with respect to Class B ("Class B Distribution Plan") adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggre-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

gate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing Class B shares at an annual rate of .20 of 1% of the value of their average daily net assets. During the period ended May 31, 2002, Class B shares were charged $5,227,427 pursuant to the Class B Distribution Plan.

Under the Distribution Plan with respect to Class X ("Class X Distribution Plan") adopted pursuant to Rule 12b-1 under the Act, Class X shares pay the Distributor for distributing Class X shares at an annual rate of .25 of 1% of the value of their average daily net assets. During the period ended May 31, 2002, Class X shares were charged $284 pursuant to the Class X Distribution Plan.

(C) Under the fund's Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, Class A shares were charged $257,255 pursuant to the Class A Shareholder Services Plan.

Under the fund's Shareholder Services Plan with respect to Class B and Class X ("Shareholder Services Plan"), Class B and Class X shares pay the Distributor for the provision of certain services to the holders of Class B and Class X shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of Class B and Class X. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B and Class X shares and providing reports and other information, and services related to the maintenance of shareholder accounts.
The    Distributor    may    make

payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2001 through May 31, 2002 that if the aggregate expenses of Class B and Class X shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded 1% for Class B and 1.05% for Class X shares of the value of their average daily net assets, the Manager will reimburse the expenses of the fund under the Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Shareholder Services Plan. During the period ended May 31, 2002, Class B and Class X shares were charged $6,519,831 and $284, respectively, pursuant to the Shareholder Services Plan, of which $503,066 and $197, respectively, were reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $139,181 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                                                           For More Information

                        General Money
                        Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  196SA0502